                                                                   EXHIBIT 10.17

                       EXECUTIVE STOCKHOLDERS' AGREEMENT
                       ---------------------------------


     This Executive Stockholders' Agreement (the "Agreement") is made as of this
                                                  ---------
24th day of November, 1999 (the "Effective Date") among Panolam Industries
                                 --------------
Holdings, Inc. a Delaware corporation (together with its successors and assigns, "Holdings"), Panolam Acquisition Company, L.L.C., a Delaware limited liability
 --------
company (together with its successors and assigns, "PAC"), and Robert J. Muller,
                                                    ---
Jr. (the "Executive").
          ---------

     WHEREAS, the Executive is and, pursuant to the Stock Purchase and Redemption Agreement, dated as of October 14, 1999, by and among Genstar Capital Partners II L.P., Stargen II, L.L.C., the Executive, PAC and Holdings (the "PAC
                                                                            ---
Acquisition Agreement") immediately after the Closing Date, will remain the
---------------------
owner of 1,552.9 shares of common stock of Holdings (the "Retained Shares");
                                                          ---------------

     WHEREAS, Holdings, the Executive and Panolam Industries International, Inc., a Delaware corporation (together with its successors and assigns, "International") have entered into an employment agreement of even date herewith
 -------------
(the "Employment Agreement") under which the Executive will continue to be
      --------------------
employed as the President and Chief Executive Officer of Holdings and International;

     WHEREAS, Holdings has agreed to sell to the Executive, on the Closing Date and at his election, shares of common stock of Holdings (the "Purchased Shares")
                                                              ----------------
having a Fair Market Value of up to $3.5 million pursuant to and subject to the terms and conditions of the Executive Purchase Agreement, in exchange for a promissory note dated as of the Closing Date (the "Executive Promissory Note")
                                                   -------------------------
in a principal amount equal to such Fair Market Value;

     WHEREAS, Holdings has agreed to grant to the Executive, as of the Closing Date, certain compensatory options (the "Options") to purchase additional shares
                                         -------
of common stock of Holdings (the "Option Shares"), pursuant to and subject to
                                  -------------
the terms and conditions of the Executive Option Agreement;

     WHEREAS, the Parties wish to enter into certain agreements and understandings with respect to any Purchased Shares, Option Shares or Retained Shares that are held by any Executive Holder (collectively, "Executive Stock");
                                                             ---------------

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Parties hereby agree as follows:

     1.   Certain Definitions. Any capitalized term not otherwise defined herein
          -------------------
shall have the meaning specified in the Employment Agreement. The following capitalized terms shall have the following meanings:

     "Agreement" shall have the meaning specified in the Preamble.
      ---------

     "Approved Sale" shall have the meaning specified in Section 5(a).
      -------------

     "Business Day" shall mean any day that is not a Saturday, Sunday or other
      ------------
day on which banks are authorized or required by law to be closed in the State of New York.

     "CEP General Partner" shall mean CEP General Partner L.P., a Delaware
      -------------------
limited partnership.

     "Call Right" shall have the meaning specified in Section 3(a).
      ----------

     "Carlyle Affiliate" shall mean (i) PAC, (ii) any Person that controls, is
      -----------------
controlled by or is under common control with PAC, including any of PAC's members or any other corporation, limited liability company, limited partnership or other entity directly or indirectly controlled by TC Group or CEP General Partner or a partner or member of any Carlyle Affiliate, (iii) any entity that is controlled by one or more of the Persons who control TC Group and (iv) any Person (other than an Executive Holder) who then is, or was at any time on or after the Closing Date, any of the foregoing.

     "Carlyle's Cost" shall mean (i) as of any date, the aggregate consideration
      --------------
paid by PAC and any Carlyle Affiliate for all shares of common stock of Holdings theretofore purchased by them, less the amount of any distributions or proceeds received by PAC and any Carlyle Affiliates in respect of such shares of common stock, with any distributions of equity in Holdings valued at their Fair Market Value.

     "Carlyle Drag-Along Notice" shall have the meaning specified in Section
      -------------------------
6(b).

     "Carlyle Drag-Along Seller" shall have the meaning specified in Section
      -------------------------
6(a).

     "Carlyle Tag-Along Notice" shall have the meaning specified in Section
      ------------------------
7(b).

     "Carlyle Tag-Along Seller" shall have the meaning specified in Section
      ------------------------
7(a).

     "Cause" shall have the meaning specified in, and be determined in
      -----
accordance with, the Employment Agreement.

     "Closing Date" shall have the meaning specified in the PAC Acquisition
      ------------
Agreement.

     "Demand Registering Executive Holder" shall have the meaning specified in
      -----------------------------------
Section 10(d)(iii).

     "Disability" shall have the meaning specified in, and shall be determined
      ----------
in accordance with, the Employment Agreement.

     "Drag-Along Right" shall have the meaning specified in Section 6(a).
      ----------------

     "Drag-Along Sale" shall have the meaning specified in Section 6(a).
      ---------------

     "Effective Date" shall have the meaning specified in the Preamble.
      --------------

     "Election Notice" shall have the meaning specified in Section 2(b).
      ---------------

     "Election Period" shall have the meaning specified in Section 2(b).
      ---------------

     "Employment Agreement" shall have the meaning specified in the second
      --------------------
"Whereas" clause in the Preamble.

     "Endorsed Certificates" shall have the meaning specified in Section 2(b).
      ---------------------

     "Equity Interest" shall mean any outstanding equity interest in any form,
      ---------------
including without limitation capital stock of any corporation, membership interests in any limited liability company, partnership interests in any partnership, and securities convertible into, or exchangeable or exercisable for, any of the foregoing.

     "Executive" shall have the meaning specified in the Preamble.
      ---------

     "Executive Drag-Along Shares" shall have the meaning specified in Section
      ---------------------------
6(a).

     "Executive Holder" shall mean any Executive Stockholder or Executive Option
      ----------------
Holder.

     "Executive Option Agreement" shall mean the agreement of which a form of
      --------------------------
agreement is attached as Exhibit C to the Employment Agreement.

     "Executive Option Holder" shall mean the Executive and any Person to whom
      -----------------------
the Executive transfers any interest in an Option in accordance with the Executive Option Agreement.

     "Executive Promissory Note" shall mean the promissory note of which a form
      -------------------------
of note is attached as Exhibit E to the Employment Agreement.

     "Executive Purchase Agreement" shall mean the agreement of which a form of
      ----------------------------
agreement is attached as Exhibit D to the Employment Agreement.

     "Executive Sale Notice" shall have the meaning specified in Section 2(b).
      ---------------------

     "Executive Seller" shall have the meaning specified in Section 2(b).
      ----------------

     "Executive Stock" shall mean any Option Shares, Purchased Shares, or
      ---------------
Retained Shares that are held by any Executive Stockholder.

     "Executive Stockholder" shall mean (i) the Executive and (ii) any Permitted
      ---------------------
Executive Transferee to whom Executive Stock has been Transferred in accordance with this Agreement.

     "Executive Tag-Along Notice" shall have the meaning specified in Section
      --------------------------
7(b).

     "Executive Tag-Along Shares" shall have the meaning specified in Section
      --------------------------
7(a).

     "Exempt Transfer" shall mean (i) any Transfer by any Carlyle Affiliate to
      ---------------
any Person who is a Carlyle Affiliate immediately prior to such Transfer, including without limitation a Transfer in the form of dividends or distributions (whether upon liquidation or otherwise) by a Carlyle Affiliate to its stockholders, members or partners, as the case may be (and any subsequent Transfer by any such stockholder, member or partner), (ii) any Transfer by any Carlyle Affiliate in accordance with this Agreement to any Proposed Purchaser in an Approved Sale, Tag-Along Sale or Drag-Along Sale, (iii) any Transfer by any Executive Holder to any Person who is a Permitted Executive Transferee at the time of such Transfer, (iv) any Transfer by any Carlyle Affiliate or Executive Holder effected pursuant to Rule 144 or an effective registration under the 1933 Act, (v) any Transfer by any Executive Holder pursuant to, and in accordance with, Section 2, 3, 5, 6 or 7, and (vi) any pledge of Executive Stock by the Executive to Holdings to secure the Executive Promissory Note pursuant to the Stock Pledge Agreement or otherwise; provided, however: (A) in the case of any
                                     --------  -------
Transfer by any Carlyle Affiliate pursuant to clause (i) or to any Carlyle Affiliate pursuant to clause (v), that the Transferee shall become a party to this Agreement, by executing a counterpart of it as a Carlyle Affiliate, at the time of Transfer; (B) in the case of any Transfer by any Executive Stockholder to a Permitted Executive Transferee pursuant to clause (iii), that (I) the Transferee shall become a Party to this Agreement, by executing a counterpart of it as an Executive Holder, at the time of Transfer and (II) either the Transferee or the Transferor shall, upon reasonable request of PAC or Holdings, deliver to PAC or Holdings a reasonably satisfactory opinion of counsel that such Transfer does not violate this Agreement, the 1933 Act, or any applicable securities laws; (C) in the case of any Transfer by any Carlyle Affiliate or any Executive Stockholder pursuant to clause (ii) or (v), that (I) the Transferee shall agree to become a party to and be bound by the Stockholders' Agreement by executing a signature page to the Stockholders' Agreement as provided in Section 7(k) thereof at the time of Transfer and (II) if the Transferee is an Executive Holder, the Transferee shall, upon reasonable request of PAC or Holdings, deliver to PAC or Holdings a reasonably satisfactory opinion of counsel that such Transfer does not violate this Agreement, the 1933 Act or any applicable securities laws; (D) in the case of any Transfer by any Carlyle Affiliate pursuant to clause (i), that such Carlyle Affiliate shall have given each Executive Holder at least five (5) Business Days' notice of such Transfer; and
(E) in the case of any Transfer by an Executive Holder pursuant to clause (iii), that such Executive Holder shall have given each Carlyle Affiliate at least five
(5) Business Days' notice of such Transfer.

     "Fair Market Value" shall mean fair market value as determined with due
      -----------------
regard to values established by contemporaneous arms-length transactions. As applied to Holdings Securities, Fair Market Value shall mean fair market value without discount for lack of control, lack of liquidity, call rights, drag-along rights, or similar factors and assuming a market consisting of amply-funded strategic investors. To the extent feasible, Fair Market Value shall be determined by prompt agreement between (x) Holdings, PAC and any directly-affected Carlyle Affiliate (collectively, the "Holdings Parties") and (y) the
                                               ----------------
Executive and any directly-affected Executive Holder (collectively, the "Executive Parties"). In the event that Fair Market Value is not promptly
 -----------------
determined pursuant to the preceding sentence, the matter shall be submitted to binding arbitration in New York City and shall be settled in accordance with the Commercial Arbitration Rules of the American Arbitration Association, using the Expedited Procedures in such Rules to the extent such procedures are consistent with the provisions of this Agreement. For purposes of such arbitration, the Holdings Parties shall be treated as one "party" and the Executive Parties shall be treated as the other "party". Such arbitration shall be conducted by a neutral arbitrator to be jointly and promptly selected by the "parties", and if the "parties" are unable to agree promptly upon an arbitrator, then one experienced in the valuation of the securities or other property or interests whose Fair Market Value is at issue shall promptly be selected in accordance with the Commercial Arbitration Rules. At the commencement of such arbitration, each "party" shall promptly supply to the other "party", in confidence and on reasonable terms and conditions, any data or information that the other "party" may reasonably request and that is pertinent to the determination of Fair Market Value that is at issue. Promptly thereafter, each "party" shall, unless the arbitrator for good reason otherwise provides, submit to the arbitrator a proposed Fair Market Value, together with such supporting information and evidence as such "party" may choose to provide. Unless the "parties" otherwise agree or the arbitrator for good reason otherwise provides, the process shall be designed so that neither "party" is made aware of the other "party's" proposed Fair Market Value until after its submission to the arbitrator. In the event that the Fair Market Value proposed by the Executive Parties does not exceed the Fair Market Value proposed by the Holdings Parties by at least ten percent (10%), then the Fair Market Value shall be the average of the two values proposed by the "parties". In all other cases, the Fair Market Value shall be as determined by the arbitrator, who shall (unless the arbitrator for good reason otherwise provides) be required to designate as the Fair Market Value one of the two values proposed by the "parties". All costs of the arbitration process, including the fees and costs of the arbitrator, of the American Arbitration Association, and of experts and attorneys retained by the "parties" shall be paid currently by Holdings, subject to reimbursement by the Executive Parties for all costs and expense of the arbitrator, of the American Arbitration Association, and of experts and attorneys retained by the Executive Parties in the event that the value proposed by the Holdings Parties is chosen as the Fair Market Value by the arbitrator. Judgment upon the award rendered by such arbitrator may be entered in any court of competent jurisdiction.

     "Holdings" shall have the meaning specified in the Preamble.
      --------

     "Holdings Securities" shall mean any outstanding Equity Interest in
      -------------------
Holdings.

     "IPO" shall have the meaning specified in Section 10(a).
      ---

     "Independent Third Party", when used in respect of a proposed transaction,
      -----------------------
shall mean any Person who is not, as of the Closing Date or at any time prior to the consummation of such transaction, a Carlyle Affiliate.

     "International" shall have the meaning specified in the second "Whereas"
      -------------
clause in the Preamble.

     "Liquidity Event" shall mean any Sale of Holdings or consummation of a
      ----------------
Qualified Public Offering provided, that, the value associated with the direct
                          --------  ----
or indirect Holdings interests, business or assets involved in such transaction (net of any underwriters' discounts or other investment banking fees) results in a value attributable to all Holdings common stock theretofore purchased by Carlyle Affiliates being at least equal to Carlyle's Cost; and provided, that,
                                                               --------
in the case of a Sale of Holdings, (i) only cash and securities (including debt instruments) that are publicly traded on a registered securities exchange or through the Nasdaq automated quotation system (or on an equivalent exchange or system) shall be considered in determining the value associated with the direct or indirect Holdings interests, business or assets involved in such transaction and (ii) no Liquidity Event shall be deemed to have occurred unless the cash and publicly traded securities received by one or more Carlyle Affiliates exceed Carlyle's Cost.

     "1933 Act" shall mean the Securities Act of 1933, as amended from time to
      --------
time, and any successor to such Act; provided that any reference to any Section
                                     -------------
of, or Rule or Form promulgated under, the 1933 Act shall include any successor to such Section, Rule or Form and that any reference to "registration" under the 1933 Act shall include any successor procedures implemented by the SEC after the Effective Date.

     "Offered Shares" shall have the meaning specified in Section 2(b).
      --------------

     "Option Shares" shall mean any shares or other securities purchased by an
      -------------
Executive Option Holder pursuant to the Options, together with any securities issued in respect of such shares or securities (regardless of whether issued by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting such shares or securities).

     "Other Registering Holders" shall have the meaning specified in Section
      -------------------------
10(a).

     "PAC" shall have the meaning specified in the Preamble.
      ---

     "PAC Acquisition Agreement" shall have the meaning specified in the first
      -------------------------
"Whereas" clause in the Preamble.

     "PAC Subsidiary" shall mean any Subsidiary of PAC of which Holdings is a
      --------------
Subsidiary.

     "Parties" shall mean Holdings, PAC, the Executive, and any other Person
      -------
who, at the time in question, is a signatory to this Agreement.

     "Permitted Executive Transferee" shall mean (i) in the case of a gratuitous
      ------------------------------
Transfer, any of the Executive's "family members", as such term is defined in Section (A)(1)(a)(5) of the General Instructions to Form S-8 under the 1933 Act as in effect on the Effective Date, (ii) any entity of which more than 50% of the voting interests are owned by the Executive or his "family members" and to which a Transfer is made in exchange for an interest in the entity as described in clause (ii) of such Section (A)(1)(a)(5), and (iii) any recipient of a Transfer by will or by the laws of descent and distribution.

     "Piggyback Registering Executive Holder" shall have the meaning specified
      --------------------------------------
in Section 10(a).

     "Proposed Transferred Shares" shall have the meaning specified in Section
      ---------------------------
7(a).

     "Proposed Purchaser" shall have the meaning specified in Section 5(d),
      ------------------
Section 6(a) or Section 7(a), as applicable.

     "Prospectus" shall have the meaning specified in Section 10(c).
      ----------

     "Purchased Shares" shall mean the shares described in the third "Whereas"
      ----------------
clause in the Preamble, together with any securities issued in respect of such shares (regardless of whether issued by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting such shares).

     "Put Right" shall have the meaning specified in Section 3(b).
      ---------

     "Qualified Public Offering" shall mean any Transfer, in a public offering
      -------------------------
registered under the 1933 Act of Equity Interests of (i) PAC, (ii) any PAC Subsidiary or (iii) Holdings.

     "Registering Executive Holders" shall have the meaning specified in Section
      -----------------------------
10(d)(iii).

     "Registrable Shares" shall have the meaning specified in Section 10(b)(i).
      ------------------

     "Registration Notice" shall have the meaning specified in Section 10(a).
      -------------------

     "Registration Statement" shall have the meaning specified in Section 10(e).
      ----------------------

     "Retained Shares" shall mean the shares described in the first "Whereas"
      ---------------
clause in the Preamble, together with any securities issued in respect of such shares (regardless of whether issued by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting such shares).

     "Sale of Holdings" shall mean any transaction or series of related
      ----------------
transactions that results in the Transfer (whether by sale, merger, consolidation or otherwise) to one or more Independent Third Parties or one or more affiliated groups of Independent Third Parties pursuant to which such party or parties acquire (x) 50% or more (measured either by value or by the power to elect the Board of the entity in question) of the Equity Interests of (i) PAC,
(ii) any PAC Subsidiary, (iii) Holdings or (iv) any Subsidiary of Holdings that accounts for 65% or more the value of Holdings on a consolidated basis or (y) 65% or more of the business or assets of Holdings (measured by value), including for these purposes the business and assets of Holdings' Subsidiaries.

     "SEC" shall mean the United States Securities and Exchange Commission.
      ---

     "Stock Pledge Agreement" shall mean the agreement of which a form of
      ----------------------
agreement is attached as Exhibit F to the Employment Agreement.

     "Stockholders' Agreement" shall mean the form of Stockholder Agreement
      -----------------------
among PAC, Genstar Capital Partners II and Stargen II, L.L.C., that is attached as an Exhibit to the PAC Acquisition Agreement.

     "Tag-Along Right" shall have the meaning specified in Section 7(a).
      ---------------

     "Tag-Along Sale" shall have the meaning specified in Section 7(a).
      --------------

     "TC Group" shall mean TC Group, L.L.C., a Delaware limited liability
      --------
company.

     "Third-Party Purchaser" shall have the meaning specified in Section 2(b).
      ---------------------

     "Transfer" (and its variants) shall mean any transfer of any kind,
      --------
contingent or otherwise, including any sale, assignment, pledge, conveyance or other disposition, whether with or without consideration and whether voluntarily or involuntarily or by operation of law.

     2.   Restrictions on Transfer.
          ------------------------

          (a)  Transfer of Executive Stock. No Executive Holder may, at any time
               ---------------------------
prior to the occurrence of a Qualified Public Offering of Holdings common stock or a Sale of Holdings, Transfer any interest in Holdings common stock other than in an Exempt Transfer.

          (b)  First Refusal. (i) In the event that, at any time prior to the
               -------------
occurrence of a Qualified Public Offering of Holdings common stock or a Sale of Holdings, any Executive Holder desires to Transfer any Executive Stock, other than in an Exempt Transfer, such Executive Holder (an "Executive Seller") shall
                                                       ----------------
provide a notice (an "Executive Sale Notice") to Holdings, which notice shall
                      ---------------------
set forth (A) confirmation that such Executive Seller intends to Transfer some or all of the Executive Stock held by such Executive Seller (or acquirable by such

Executive Holder upon exercise of Options) in a bona fide transaction with one
                                                ---- ----
or more third parties (each a "Third-Party Purchaser"), (B) the amount of
                               ---------------------
Executive Stock proposed to be transferred (the "Offered Shares"), (C) the
                                                 --------------
proposed amount and form of consideration to be paid for the Offered Shares and
(D) all other material terms of the proposed Transfer. Within ten (10) Business Days after receiving such Executive Sale Notice (the "Election Period"),
                                                      ---------------
Holdings may elect to purchase all, but not less than all, of the Offered Shares at the price and on the terms and conditions set forth in the Executive Sale Notice by delivery of a notice to such Executive Seller (an "Election Notice"),
                                                             ---------------
which Election Notice shall constitute the binding agreement of Holdings to purchase, and such Executive Seller to sell, all of such Offered Shares at the purchase price and on the terms and conditions set forth in the Executive Sale Notice. Within ten (10) Business Days after delivery of the Election Notice, Holdings shall deliver, or cause to be delivered, a certified check payable to such Executive Seller, or to such other Person as such Executive Seller may request, in the amount of the purchase price (as calculated below) of such Offered Shares to be purchased under the Election Notice; provided, however,
                                                          --------  -------
that payment shall be made by wire transfer of immediately available funds if such Executive Holder so requests. Upon receipt of payment for the Offered Shares from Holdings, such Executive Seller shall deliver instruments of transfer duly endorsed in blank, together with the corresponding certificate(s) representing all such Offered Shares, to Holdings. The Parties acknowledge that, if Holdings delivers an Election Notice, it may, at its election, cause or permit any Carlyle Affiliate to purchase all or any part of the Offered Shares in lieu of Holdings in accordance with the time periods and terms and conditions set forth above. For purposes of calculating the purchase price of any Transfer, any non-cash consideration shall be valued at its Fair Market Value. If no Election Notice is received by an Executive Seller prior to expiration of the Election Period, or if Holdings (together with its designees) elects to purchase less than all of the Offered Shares or fails to promptly deliver the purchase price of the Offered Shares in accordance with the terms hereof, such Executive Seller shall have the right to Transfer the Offered Shares specified in the Executive Sale Notice to the Third-Party Purchaser(s) in accordance with the terms of this Agreement, but only at a price and upon terms and conditions no less favorable to the Executive Seller than those stated in the Executive Sale Notice and only if the consummation of such Transfer occurs within 45 days after the end of the Election Period.

          (c)  Transfer by or to Carlyle Affiliates. If any Carlyle Affiliate
               ------------------------------------
Transfers Holdings Securities or is the Transferee of such securities in any Transfer described in clause (i), (ii) or (v) of the definition of Exempt Transfer, then such Carlyle Affiliate shall comply with the applicable provisions set forth in the definition of Exempt Transfer.

     3.   Repurchase of Shares.
          --------------------

          (a) Holdings Call Rights.  If the Executive's employment under the
              --------------------
Employment Agreement terminates at any time prior to the occurrence of a Qualified Public Offering of common stock of Holdings, other than in accordance with the Employment Agreement due to the Executive's death or Disability, Holdings shall have the right to purchase from each Executive Holder, and upon exercise of such right each Executive Holder shall sell to Holdings, at their Fair Market Value as of the Termination Date, all (and not less than all) of the Retained Shares and Option Shares held by such Executive Holder as of the Termination Date. If Holdings elects to purchase the Retained Shares and Option Shares held by an Executive Holder pursuant to the right granted under this
Section 3(a) (a "Call Right"), it shall notify such Executive Holder of such
                 ----------
election within 60 days after the Termination Date.

          (b) Executive Put Rights.  If the Executive's employment under the
              --------------------
Employment Agreement terminates, at any time prior to the occurrence of a Qualified Public Offering of common stock of Holdings, due to death, Disability, a Termination Without Cause, or expiration of the Term of Employment in accordance with Section 2 of the Employment Agreement pursuant to a notice of non-extension from Holdings and International, each Executive Holder shall have the right (a "Put Right") to require Holdings to purchase, and upon exercise of
              ---------
such right Holdings shall purchase, at their Fair Market Value as of the Termination Date all, or any portion, of the Retained Shares held by such Executive Holder. If an Executive Holder elects to sell Retained Shares pursuant to a Put Right, such Executive Holder shall notify Holdings of such election within 60 days after the Termination Date.

          (c) Payment.  Payment of the purchase price for purchases of Executive
              -------
Stock pursuant to Section 3(a) or 3(b) shall be made by certified check within 30 days after the date (the "Notice Date") on which Holdings or the selling
                             -----------
Executive Holder delivers notice of its election to exercise its Call Rights or Put Rights, as applicable; provided that Holdings shall only make payment to a
                           -------- ----
selling Executive Holder at such time as such Executive Holder has presented to Holdings all certificates evidencing the Executive Stock being sold that are not already in the possession of Holdings, PAC or a Carlyle Affiliate, duly endorsed for transfer (or, in the case of stock certificates in the possession of Holdings, PAC or a Carlyle Affiliate, has duly endorsed such certificates and returned them to Holdings) (the "Endorsed Certificates"). Notwithstanding the
                                 ---------------------
preceding sentence, in the event that the purchase is being made pursuant to
Section 3(b), the timing of any payment due shall be subject to any restrictions imposed by Holdings' or its Subsidiaries' credit agreements, provided that (i)
                                                             -------- ----
Holdings uses commercially reasonable efforts to promptly obtain waivers from its lenders in the event that any payment is so restricted, (ii) Holdings makes any such payment at the earliest time, and to the fullest extent, permitted under such restrictions and waivers, (iii) no portion of any such payment is delayed more than 18 months, and (iv) any amount whose payment is delayed pursuant to this sentence shall accrue interest at any annual rate of 10%. If a selling Executive Holder fails to deliver the Endorsed Certificates within 30 days after the Notice Date, the Executive Stock represented thereby shall be deemed to have been purchased upon the earlier to occur of (x) the payment by Holdings of the purchase price to such Executive Holder or (y) notice to such Executive Holder that Holdings is holding the purchase price for the account of such Executive Holder. Upon such payment or notice pursuant to the preceding sentence, such Executive Holder shall have no further rights in or to such Executive Stock.

     4.   Additional Restrictions on Transfer.
          -----------------------------------

          (a) The certificates representing the Retained Shares shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCKHOLDERS' AGREEMENT AMONG THE COMPANY, THE EXECUTIVE AND PANOLAM ACQUISITION COMPANY, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) The certificates representing the Purchased Shares shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND ROBERT J. MULLER, JR. AND IN AN EXECUTIVE STOCKHOLDERS' AGREEMENT AMONG THE COMPANY, THE EXECUTIVE AND PANOLAM ACQUISITION COMPANY, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED BY THE HOLDER HEREOF

          AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (c) The certificates representing the Option Shares shall, if appropriate when issued, bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION
          THEREUNDER.   THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO
          SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCKHOLDERS' AGREEMENT AMONG THE COMPANY, THE EXECUTIVE AND PANOLAM ACQUISITION COMPANY, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (d) The issuer of Executive Stock shall modify, or remove, the forgoing legends from certificates representing Executive Stock promptly upon reasonable request provided that such legends are no longer appropriate.

          (e) Each Executive Holder agrees not to effect any public sale or distribution of Executive Stock during the seven days prior to, and the 90 days after, the effectiveness of any underwritten public offering of equity securities of the same issuer, except as part of such underwritten public offering or as otherwise permitted by Holdings.

     5.   Sale of Holdings.
          ----------------

          (a) Approved Sales.  If (x) the Holdings Board and the holders of two-
              --------------
thirds of all Holdings' common stock (measured by value) approve a Sale of Holdings (an "Approved Sale") prior to the occurrence of a Qualified Public
              -------------
Offering of common stock of Holdings and (y) no Sale of Holdings has previously occurred, each Executive Holder shall consent to, and raise no objections against, such Approved Sale.

          (b) Purchaser Representatives.  If Holdings or holders of a majority
              -------------------------
of the common stock of Holdings (measured by value) enter into any negotiation or transaction for which Rule 506 under the 1933 Act may be available, any Executive Holder that is not an "accredited investor" shall, upon Holdings' reasonable request, appoint a "purchaser representative" (as such term is defined in Rule 501 under the 1933 Act) to advise such Executive Holder in connection with such negotiation or transaction. If an Executive Holder appoints a purchaser representative designated by Holdings, Holdings shall pay the fees of such purchaser representative, but if any Executive Holder declines to appoint the purchaser representative designated by Holdings, such Executive Holder shall appoint another purchaser representative and such Executive Holder shall pay the fees of such purchaser representative.

          (c) Costs.  Each Executive Holder agrees to pay its pro rata share
              -----                                           --- ----
(based upon the value of the consideration received by such Executive Holder in respect of Executive Stock) of the costs of any sale of Holdings Securities in an Approved Sale to the extent such costs are incurred solely for the pro rata
                                                                      --- ----
benefit of all holders of Holdings common stock and are not otherwise paid by Holdings or any acquiring party. Costs incurred by any Executive Holder on its own behalf shall not be considered costs of the transaction hereunder. Any Executive Holder may, at such Executive Holders' election, pay such Executive Holder's share of such costs with any form of consideration received by such Executive Holder in connection with such Approved Sale.

          (d) Other Documentation and Actions.  In connection with any Transfer
              -------------------------------
of Executive Stock by any Executive Holder to any Person proposing to purchase such Executive Stock in connection with an Approved Sale (a "Proposed
                                                             --------
Purchaser") (x) such Executive Holder shall, subject to the satisfaction of such
---------
reasonable conditions as such Executive Holder may reasonably establish, take any action that Holdings, PAC, any Carlyle Affiliate or such Proposed Purchaser may reasonably request and (y) Holdings, PAC, any Carlyle Affiliate and such Proposed Purchaser shall, subject to the satisfaction of such reasonable conditions as they may reasonably establish, take any action that such Executive Holder may reasonably request.

     6.   Drag-Along Rights.
          -----------------

          (a) Sales by Carlyle Affiliates.  In the event that, prior to a
              ---------------------------
Qualified Public Offering of Holdings common stock or Sale of Holdings, one or more Carlyle Affiliates (each a "Carlyle Drag-Along Seller") shall propose to
                                 -------------------------
Transfer, in one or more related arms-length transactions (other than Exempt Transfers), common stock of Holdings whose Fair Market Value equals at least ten percent (10%) of the Fair Market Value of all Holdings Securities, (a "Drag-
                                                                       -----
Along Sale") to one or more Independent Third Parties (each a "Proposed
----------                                                     --------
Purchaser"), then such Carlyle Drag-Along Sellers shall collectively have the
---------
right and option (a "Drag-Along Right"), but not the obligation, to require any
                     ----------------
Executive Holder to Transfer to such Proposed Purchaser(s) in connection with such Drag-Along Sale a pro rata (or lesser) portion of the Executive Stock then
                       --- ----
held by such Executive Holder (such pro rata portion of such Executive Stock
                                    --- ----
being the "Executive Drag-Along Shares"), which pro rata portion shall be a
           ---------------------------          --- ----
fraction, the numerator of which shall be the Fair Market Value (as of the
              ---------
effective date of such Drag-Along Sale) of the Holdings common stock that the Carlyle Drag-Along Sellers propose to transfer to such Proposed Purchaser(s) in connection with such proposed Drag-Along Sale, and the denominator of which
                                                       -----------
shall be the Fair Market Value (as of the effective date of such Drag-Along
Sale) of all Holdings common stock (x) held by any Carlyle Affiliate immediately prior to such Drag-Along

Sale or (y) Transferred by any Carlyle Affiliate in connection with, or in anticipation of, such Drag-Along Sale; provided, however, that in the event that
                                       --------  -------
the Carlyle Drag-Along Sellers propose to Transfer, in one or more related transactions, Holdings common stock representing more than two-thirds of the value of all Holdings Securities then (m) such Carlyle Drag-Along Sellers' Drag-Along Rights shall include the right to require each Executive Holder to sell to the Proposed Purchaser(s) any Option Shares acquirable on exercise of any part of any Option that is then held by such Executive Holder and that is then exercisable and any (n) such Drag-Along Sale shall necessarily be deemed to be a Sale of Holdings. Any Executive Holder who Transfers Executive Shares in any Drag-Along Sale shall be entitled to do so on terms and conditions that are in no respect less favorable to such Executive Holder (including, without limitation, with respect to the forms of consideration received, the value of the consideration received, rights to elect among different forms of consideration, registration rights, put rights, other liquidity rights, anti-dilution rights, conversion rights, voting rights, control rights, first-refusal rights, tag-along rights, representations made and received, warranties made and received, information provided and required, indemnifications provided and required (with any indemnification required from such Executive Holder being (x) limited to the value of the consideration received by such Executive Holder in such Drag-Along Sale and (y) made pro rata in proportion to the value of
                                  --- ----
such consideration) and other material rights and obligations) than the terms and conditions that apply (or applied) to any Carlyle Affiliate that Transfers (or Transferred) Holdings common stock in connection with, or in anticipation of, such Drag-Along Sale.

          (b) Notices.  All Carlyle Drag-Along Sellers shall jointly notify, or
              -------
cause to be notified, any Executive Holder against whom they plan to exercise Drag-Along Rights of any proposed Drag-Along Sale that they propose to make at least twenty (20) Business Days prior to the effective date of such proposed Drag-Along Sale (a "Carlyle Drag-Along Notice"). Any such Carlyle Drag-Along
                    -------------------------
Notice delivered to an Executive Holder in connection with a proposed Drag-Along Sale shall set forth: (i) the name and address of each Proposed Purchaser and each Carlyle Drag-Along Seller; (ii) a description of the Holdings common stock to be Transferred by the Carlyle Drag-Along Sellers in the proposed Drag-Along Sale, (iii) a description of any Transfer of Holdings common stock made, or to be made, by any Carlyle Affiliate in anticipation of such proposed Drag-Along Sale, (iv) the proportion of such Executive Holder's Executive Stock that is required to be transferred in such proposed Drag-Along Sale, together with a detailed explanation of how such proportion was determined; (v) the proposed amount and form of consideration to be delivered by the Proposed Purchaser(s) in exchange for (m) Executive Drag-Along Shares and (n) other Holdings common stock to be Transferred in such Drag-Along Sale, setting forth the terms of any non-cash consideration and a good faith estimate of the value of any such consideration; (vi) the proposed effective date of the proposed Drag-Along Sale;
(vii) all other material terms and conditions of such proposed Drag-Along Sale; and (viii) a representation that each Proposed Purchaser(s) has been informed of the Drag-Along Rights set forth in this Agreement and that the Proposed Purchaser(s) have collectively agreed to purchase all of the Executive Drag-Along Shares in accordance with the terms of this Agreement.

          (c) Additional Documentation and Actions.  In connection with any
              ------------------------------------
Drag-Along Sale, Holdings, PAC, any Carlyle Affiliate and any participating Executive Holder shall, prior to the closing of such Drag-Along Sale, execute any purchase agreement, certificate, instrument or other agreements reasonably required by any Proposed Purchaser to consummate the Drag-Along Sale; provided, however,
                                                          --------  -------
that any such purchase agreement, certificate, instrument and other agreement shall be on terms and conditions that are in no respect less favorable to any participating Executive Holder than any corresponding purchase agreement, certificate, instrument or other agreement executed by any Carlyle Affiliate in connection with, or in anticipation of, such Drag-Along Sale. At the closing of any Drag-Along Sale, each participating Executive Holder (or, in the case of certificates and documentation held by Holdings, PAC or any Carlyle Affiliate, then Holdings, PAC or such Carlyle Affiliate(s)) shall deliver to the Proposed Purchaser(s) the certificate, certificates or other documentation representing the Executive Stock to be Transferred by such Executive Holder in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed and accompanied by a custody agreement and power of attorney in form and substance reasonable acceptable to the Proposed Purchaser(s), against receipt by such Executive Holder of the purchase price or other consideration therefor. In connection with any Drag-Along Sale, (x) any participating Executive Holder shall, subject to the satisfaction of such reasonable conditions as such Executive Holder may reasonably establish, take any other action that Holdings, PAC, any Carlyle Affiliate, or any Proposed Purchaser may reasonably request and
(y) Holdings, PAC, any Carlyle Affiliate and any Proposed Purchaser shall, subject to satisfaction of such reasonable conditions as they may reasonably establish, take any action that such Executive Holder may reasonably request.

          (d) Effect of Drag-Along Sale.  In the event that an Executive Holder
              -------------------------
shall have received all consideration due from a Drag-Along Sale that is made in conformance with this Agreement but shall have failed to deliver a certificate or certificates (or other documentation, if applicable) representing the Executive Stock sold by such Executive Holder in connection with such Drag-Along Sale, such Executive Holder shall thereafter no longer be deemed to be the holder of such Executive Stock for any purpose and, with respect to such Executive Stock, (i) shall have no voting rights, (ii) shall not be entitled to any dividends or other distributions and (iii) shall have no other rights or privileges granted to stockholders under law or this Agreement.

     7.   Tag-Along Rights.
          ----------------

          (a) Sales by Carlyle Affiliates.  In the event that, prior to a
              ---------------------------
Qualified Public Offering of Holdings common stock or Sale of Holdings, one or more Carlyle Affiliates (each a "Carlyle Tag-Along Seller") shall propose to
                                 -------------------------
Transfer, in one or a series of transactions (other than Exempt Transfers), Holdings common stock whose Fair Market Value, when added to the Fair Market Value of Holdings common stock previously Transferred by Carlyle Affiliates (other than in Exempt Transfers or in Transfers that have previously triggered Tag-Along Rights) equals at least ten percent (10%) of the Fair Market Value of all Holdings Securities (a "Tag-Along Sale") to one or more Independent Third
                            --------------
Parties (each a "Proposed Purchaser") then each Executive Holder shall have the
                 ------------------
right and option ("Tag-Along Right"), but not the obligation, to participate in
                   ---------------
such Tag-Along Sale by Transferring to the Proposed Purchaser(s) a pro rata (or
                                                                   --- ----
lesser) portion of the Executive Stock then held by such Executive Holder or then obtainable upon exercise of vested Options held by such Executive Holder (the "Executive
                                                                    ---------
Tag-Along Shares"), which pro rata portion shall be a fraction, the numerator of
----------------          --- ----                                  ---------
which shall be the Fair Market Value (as of the effective date of such Tag-Along
Sale) of all Holdings common stock that any Carlyle Affiliate (x) proposes to Transfer in connection with such Tag-Along Sale (the "Proposed Transferred
                                                      --------------------
Shares") or (y) previously Transferred other than in an Exempt Transfer or Tag-
------
Along Sale, and the denominator of which shall be the Fair Market Value (as of
                    -----------
the effective date of such Tag-Along Sale) of all Holdings common stock held by any Carlyle Affiliate immediately prior to such Tag-Along Sale. Any Executive Holder who Transfers Executive Stock in any Tag-Along Sale shall be entitled to do so on terms and conditions that are in no respect less favorable to such Executive Holder (including, without limitation, with respect to the forms of consideration received, the value of the consideration received, rights to elect among different forms of consideration, registration rights, put rights, other liquidity rights, anti-dilution rights, conversion rights, voting rights, control rights, first-refusal rights, tag-along rights, representations made and received, warranties made and received, information provided and required, indemnifications provided and required (with any indemnification required from such Executive Holder being (m) limited to the value of the consideration received by such Executive Holder in such Tag-Along Sale and (n) made pro rata in proportion to the value of such consideration) and other material rights and obligations) than the terms and conditions that apply (or applied) to any Carlyle Affiliate that Transfers (or Transferred) Holdings common stock in connection with, or in anticipation of, such Tag-Along Sale.

          (b) Notices.  Each Carlyle Tag-Along Seller shall notify, or cause to
              -------
be notified, each Executive Holder of any proposed Tag-Along Sale in which it proposes to participate at least twenty-five (25) Business Days prior to the effective date of such proposed Tag-Along Sale (a "Carlyle Tag-Along Notice").
                                                   ------------------------
Any such Carlyle Tag-Along Notice delivered to an Executive Holder in connection with a proposed Tag-Along Sale shall set forth: (i) the name and address of each Proposed Purchaser and of each Carlyle Tag-Along Seller; (ii) a description of the Proposed Transferred Shares; (iii) a description of any Transfer made, or to be made, by any Carlyle Affiliate in anticipation of such proposed Tag-Along Sale; (iv) a good faith estimate of the proportion of such Executive Holder's Executive Stock that may be transferred, by exercise of a Tag-Along Right, in such Tag-Along Sale, together with a detailed explanation of how such estimate was determined; (v) the proposed amount and form of consideration to be delivered by the Proposed Purchaser(s) in exchange for (m) Executive Tag-Along Shares and (n) other Holdings common stock to be Transferred in such Tag-Along Sale, setting forth in detail the terms of any proposed non-cash consideration and a good faith estimate of the value of such consideration; (vi) the proposed effective date of such proposed Tag-Along Sale; (vii) all other material terms and conditions of such proposed Tag-Along Sale; and (viii) a representation that each Proposed Purchaser has been informed of the Tag-Along Rights set forth in this Agreement and that the Proposed Purchaser(s) have collectively agreed to purchase all of the Executive Tag-Along Shares in accordance with the terms of this Agreement. Any Executive Holder may exercise its Tag-Along Right in connection with a proposed Tag-Along Sale by delivering a written notice to the Carlyle Tag-Along Sellers (an "Executive Tag-Along Notice") within fifteen (15)
                               --------------------------
Business Days following receipt of a Carlyle Tag-Along Notice from such Carlyle Tag-Along Sellers, which Executive Tag-Along Notice shall set forth the amount of Executive Stock that such Executive Holder proposes to include in such proposed Tag-Along Sale, which amount shall not exceed the amount of Executive Tag-Along Shares that such Executive Holder is entitled to transfer in connection with such proposed Tag-Along Sale pursuant to Section 7(a); provided, however, that the Executive Holders shall be entitled to transfer Tag-Along Rights among themselves by written agreement.

          (c) Number of Shares to be Sold.  In the event that one or more
              ---------------------------
Executive Holders shall deliver an Executive Tag-Along Notice pursuant to
Section 7(b) in connection with a proposed Tag-Along Sale, (i) each such Executive Holder shall be permitted to Transfer to the Proposed Purchaser in connection with such proposed Tag-Along Sale up to the maximum amount of Executive Tag-Along Shares applicable to such Executive Holder (after taking into account the proviso at the end of Section 7(b)), and (ii) the Carlyle Tag-Along Sellers proposing to Transfer Holdings common stock in connection with such proposed Tag-Along Sale shall be permitted to Transfer to the Proposed Purchaser(s), for a 45-day period immediately following the fifteen (15) Business Day period set forth in Section 7(b), the Proposed Transferred Shares, less the aggregate amount of Executive Tag-Along Shares elected to be transferred by all Executive Holders pursuant to this Section 7, on terms and subject to conditions no more favorable to any Carlyle Tag-Along Seller than the terms and conditions described in the applicable Carlyle Tag-Along Notice.

          (d) Additional Documentation and Actions.  In connection with any Tag-
              ------------------------------------
Along Sale, Holdings, PAC, any Carlyle Affiliate and any participating Executive Holder shall, prior to the closing of such Tag-Along Sale, execute any purchase agreement, certificate, instrument or other agreement reasonably required by any Proposed Purchaser to consummate such Tag-Along Sale; provided, however, that
                                                      --------  -------
any such purchase agreement or other certificate, instrument or other agreement shall be on terms and conditions that are in no respect less favorable to any participating Executive Holder than any corresponding purchase agreement, certificate, instrument or other agreement executed by any Carlyle Affiliate in connection with, or in anticipation of, such Tag-Along Sale. At the closing of any Tag-Along Sale, each participating Executive Holder (or, in the case of certificates and documentation held by Holdings, PAC or any Carlyle Affiliate, then Holdings, PAC, or such Carlyle Affiliate(s)) shall deliver to the Proposed Purchaser(s) the certificate or certificates representing the Executive Stock to be Transferred by such Executive Holder in such Tag-Along Sale, duly endorsed for transfer with signatures guaranteed and accompanied by a custody agreement and power of attorney in form and substance reasonably acceptable to the Proposed Purchaser(s) against receipt by such Executive Holder of the purchase price or other consideration therefor. In connection with any Tag-Along Sale
(x) any participating Executive Holder shall, subject to the satisfaction of such reasonable conditions as such Executive Holder may reasonably establish, take any other action that Holdings, PAC, any Carlyle Affiliate or any Proposed Purchaser may reasonably request and (y) Holdings, PAC, any Carlyle Affiliate and any Proposed Purchaser shall, subject to satisfaction of such reasonable conditions as they may reasonably establish, take any action that such Executive Holder may reasonably request. Notwithstanding anything contained in this Agreement, the Tag-Along Rights granted to Executive Holders under this

Section 7 shall be no less favorable in any respect than those granted to any Person under the Stockholders' Agreement.

     8.  Adjustments.  If one or more Carlyle Affiliates (whether by sale,
         -----------
merger, consolidation, sale of assets or otherwise, or in one or more of a series of transactions) proposes to Transfer all or a portion of its interest in PAC or any PAC Subsidiary to one or more Independent Third Parties and such Transfer, together with all other such Transfers by Carlyle Affiliates, would result in a reduction in the Carlyle Affiliates' indirect ownership of Holdings Securities that would have triggered the Drag-Along Rights or Tag-Along Rights granted by Section 6 or 7 if it were a sale of Holdings Securities, then the Executive on behalf of all Executive Holders, and PAC on behalf of all Carlyle Affiliates, shall agree on an adjustment to the provisions of this Agreement, if any, so as to provide the Executive Holders and the Carlyle Affiliates with an equivalent economic benefit to that they would have achieved if the rights provided by Section 6 or 7 were available, as applicable. If the Executive and PAC cannot agree on such an adjustment or whether such an adjustment is appropriate, the matter shall be determined by arbitration in accordance with
Section 14(j). The provisions of this Agreement applying to shares of common stock of, or Equity Interests in, Holdings shall also apply in respect of (x) common stock (and equivalent Equity Interests) of, and (y) Equity Interests in, any successor or assign of Holdings (whether by merger, consolidation, sale of assets or otherwise).

     9.  Voting Agreement.  Each Executive Holder agrees (x) to vote any
         ----------------
Executive Stock registered in such Executive Holder's name or in the names of such Executive Holder's nominees (and any other Holdings' securities which the Executive Holder is entitled to vote) in favor of the individuals from time to time nominated for election to the Holdings Board by PAC or any Carlyle Affiliate designated by PAC and (y) not to vote any such Executive Stock (or other securities) in connection with the removal of any such nominee from the Holdings Board unless and until PAC or the pertinent Carlyle Affiliate directs such Executive Holder how to vote on such removal. The voting agreement set forth in the preceding sentence shall remain effective until one or more of the following four events occurs: (i) Persons who are Carlyle Affiliates and all Executive Holders cease to hold, in the aggregate, more than fifty percent (50%) of the voting Equity Interests in Holdings (measured by value), (ii) PAC ceases to be controlled, directly or indirectly, by TC Group and/or CEP General Partner, (iii) a Qualified Public Offering of common stock of Holdings occurs, or (iv) the tenth anniversary of the Closing Date occurs. Such voting agreement is coupled with an interest and may not be revoked or amended except as provided in this Agreement. Except as otherwise provided in this Agreement or the Stock Pledge Agreement, each Executive Holder shall at all times retain the right to vote such Executive Holder's Executive Stock in such Executive's Holder's sole discretion on all matters presented to holders of Holdings voting Equity Interests for a vote, including the election and removal of directors other than designees of PAC or of any Carlyle Affiliates designated by PAC.

     10.  Registration Rights.
          -------------------

          (a) Piggyback Registration Rights.  If Holdings at any time proposes
              -----------------------------
to register under the 1933 Act common stock of Holdings (i) for sale for its own account, other than in an initial public offering ("IPO") or pursuant to a registration on a Form S-
                                ---
4 or a Form S-8, on a Form and in a manner which would permit registration of such securities for sale to the public under the 1933 Act or (ii) for sale for the account of any holder of such common stock (including without limitation in an IPO), Holdings shall give written notice of the proposed registration (a "Registration Notice") to each Executive Holder not later than thirty (30) days
 -------------------
prior to the filing thereof. Each Executive Holder shall have the right to request that all or any part of such Executive Holder's Executive Stock (including, without limitation, Option Shares obtainable on exercise of vested Options) be included in such registration by giving written notice to Holdings within ten (10) business days after receiving such Registration Notice (any Executive Holder giving such notice being hereinafter referred to as a "Piggyback Registering Executive Holder"); provided, however, that if the
 --------------------------------------    --------  -------
registration is in connection with an underwritten offering and the managing underwriters of such offering reasonably determine that the aggregate amount of Holdings common stock that Holdings, Piggyback Registering Executive Holders and all other holders of Holdings common stock entitled to register such common stock in connection with such offering ("Other Registering Holders") propose to
                                         -------------------------
include in such offering exceeds the maximum amount of securities that may be sold in such offering without having a material adverse effect on the success of such offering (including, without limitation, the selling price and other terms of such offering), Holdings will include in such registration, first, the Holdings common stock that Holdings proposes to sell for its own account and, second, the Holdings common stock of the Piggyback Registering Executive Holders and of Other Registering Holders, pro rata among all such Piggyback Registering Executive Holders and Other Registering Holders, based on the relative amounts of Holdings common stock (measured by value) requested to be included (it being understood and agreed, however, that such underwriters shall have the right to eliminate entirely the participation in such registration of all Piggyback Registering Executive Holders if such underwriters eliminate entirely the participation in such registration of all such Other Registering Holders). Holdings may withdraw any registration statement that is governed by this
Section 10(a) at any time before it becomes effective, or postpone or terminate any offering of securities, without obligation or liability to any Piggyback Registering Executive Holder. Notwithstanding anything contained in this Agreement, the registration rights granted to Executive Holder under this
Section 10 shall be no less favorable in any respect than those granted to any Person under the Stockholders' Agreement.

          (b)  Demand Registration Rights.
               --------------------------

               (i) At any time after the one-hundred eighty-first (181st) day after consummation of a Qualified Public Offering of Holdings common stock and after receipt of a written request from the Executive, or from Executive Holders holding at least half (measured by value) of the Executive Stock held by Executive Holders (including, without limitation, Option Shares obtainable on exercise of vested Options), requesting that Holdings register Executive Stock under the 1933 Act on Form S-8 or Form S-3, as applicable, and specifying, in the case of registration on a Form S-3, the intended method or methods of dispositions thereof, Holdings shall promptly notify each Executive Holder not a party to the original request, if any, in writing of the receipt of such request. Any Executive Holder may elect (by written notice sent to Holdings within 10 Business Days from the date of receipt of the aforementioned notice from

Holdings) to have Executive Stock then held by such Executive Holder, or then obtainable by such Executive Holder on exercise of vested Options, included in such registration subject to the limitations set forth below in this Section 10(b)(i). Notwithstanding any other provision of this Section 10(b), the Holdings Board shall determine, at the time of any such request for registration, the aggregate amount of Holdings common stock that it is commercially reasonable for Holdings to be required to so register, provided,
                                                                    --------
however, that in no event shall such amount be less than 2% of the outstanding
-------
common stock of Holdings (measured by value). Holdings shall, as expeditiously as possible, use commercially reasonable efforts to effect the registration under the 1933 Act of all Holdings common stock that Holdings has been so requested to register (subject to the limitation in the foregoing sentence) (the "Registrable Shares"), all to the extent required to permit the disposition (in
 ------------------
accordance with the intended method or methods thereof, as aforesaid) of the Holdings common stock so registered; provided, however, that (A) Holdings shall
                                     --------  -------
not be required to effect more than one registration of Executive Stock pursuant to this Section 10(b) and (B) Holdings may defer, for a single period not to exceed 180 days, the filing or the effectiveness of such a registration statement if, in the reasonable good-faith judgment of the Holdings Board, such registration might reasonably be expected to have an adverse effect on any proposed plan by Holdings or any of its Affiliates to engage in any underwritten public offering of securities, acquisition of assets, merger, consolidation, tender offer or other material transaction that, in the reasonable good-faith judgment of the Holdings Board, would be required to be disclosed in such registration statement.

               (ii) Any request for registration pursuant to this Section 10(b) may be withdrawn by the Executive, or by Executive Holders holding at least half (measured by value) of the Executive Stock held by Executive Holders (including, without limitation, Option Shares obtainable on exercise of vested Options), at any time prior to the registration statement being declared effective, but either such Person(s) shall pay the expenses of such registration as contemplated by Section 10(c) or any further registration rights under this
Section 10(b) shall be forfeited.

               (iii) Any Executive Holder who elects to have Executive Stock registered pursuant to this Section 10(b) shall be referred to as a "Demand
                                                                     ------
Registering Executive Holder", and Demand Registering Executive Holders together
----------------------------
with Piggyback Registering Executive Holders shall be referred to collectively as "Registering Executive Holders."
    -----------------------------

          (c)  Expenses.  Except as otherwise required by state securities or
               --------
blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by Holdings or any Executive Holder in connection with any registration under this Section 10 shall be borne by Holdings, except that the following expenses shall be borne by the Executive Holder incurring the same: (i) the costs and expenses of counsel (other than (i) counsel to Holdings and (ii) one counsel representing all Registering Executive Holders and Other Registering Holders in connection with such registration, which counsel shall be selected by holders of a majority (measured by value) of the Executive Stock (including, without limitation, Option Shares obtainable on exercise of vested Options) being registered on behalf of such Holders; (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating directly to the distribution or sale of such Executive Holder's securities; (iii) transfer taxes with respect to the securities sold by such Executive Holder; and (iv) other expenses incurred by such Executive Holder that are directly incidental to the sale and delivery of the securities to be sold by such Executive Holder.

          (d) Procedures for Underwritten Offerings.  Executive Stock proposed
              --------------------------------------
to be registered and sold under the 1933 Act for the account of any Registering Executive Holder pursuant to Section 10 in an underwritten offering shall be sold to the underwriter(s) selected or approved by Holdings on the terms and conditions negotiated between Holdings and the prospective underwriter(s) reasonably and in good faith; provided, that, such terms and conditions shall
                              --------
not be in any respect less favorable to any Registering Executive Holder than to any other Person who sells, or proposes to sell, Holdings common stock in such offering; and provided, further, that any provisions relating to fees and
              --------  -------
expenses to be paid by any Registering Executive Holder shall be subject to the reasonable approval of such Registering Executive Holders. In connection with any such offering, Holdings shall timely consult with each Registering Executive Holder concerning the form and content of any underwriting agreement, shall provide to each Registering Executive Holder the form of any underwriting agreement prior to Holdings' execution thereof and shall promptly provide to each Registering Executive Holder and its representatives such other documents (including comments by the SEC on the registration statement) as such Registering Executive Holder shall reasonably request in connection with its participation in such registration or offering.

          (e) Other Procedures.  In the event that Holdings prepares and files
              ----------------
with the SEC a registration statement or registration statements on any appropriate form under the 1933 Act (a "Registration Statement") that provides
                                        ----------------------
for the sale of Holdings common stock held by any Registering Executive Holder pursuant to its obligations under this Section 10, Holdings shall:

              (i) upon filing any Registration Statement or any prospectus included therein, whether preliminary or otherwise (each a "Prospectus"), or any
                                                            ----------
amendments or supplements thereto, promptly furnish to each Registering Executive Holder and the underwriter(s), if any, copies of all such documents;

              (ii) promptly prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement as may be necessary to keep such Registration Statement effective for the ninety (90) day or one hundred-eighty (180) day period, as applicable, referenced in the last sentence of this Section 10(e); cause the related Prospectus to promptly be supplemented by any required Prospectus supplement, and as so supplemented to be timely filed pursuant to Rule 424 under the 1933 Act; and timely comply with the provisions of the 1933 Act with respect to the disposition of securities covered by such Registration Statement;

              (iii) promptly notify each Registering Executive Holder and the managing underwriters, if any, and (if requested by any such Person) promptly confirm such advice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment, when the same has become effective,
(B) of any request by the SEC or any state blue sky commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the SEC or any state blue sky commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by Holdings of any notification with respect to the suspension of the qualification of any of the Holdings common stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (iv) use its best reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of a Registration Statement;

               (v) if requested by the managing underwriter(s), if any, or any Registering Executive Holder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s) agree should be included therein relating to the sale of such Holdings common stock and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (vi) promptly furnish to each Registering Executive Holder and each managing underwriter, if any, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (vii) promptly deliver to each Registering Executive Holder and each underwriter, if any, as many copies of any Prospectus (including each preliminary Prospectus), and any amendment or supplement thereto, as such Persons may reasonably request;

               (viii) prior to any public offering of Holdings common stock, promptly register or qualify or cooperate with the Registering Executive Holders, the underwriter(s), if any, and their respective counsel in connection with the prompt registration or qualification of such common stock for offer and sale under the securities or blue sky laws or such jurisdictions within the United States as any Registering Executive Holder or underwriter reasonably requests and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Holdings common stock covered by the applicable Registration Statement; provided that Holdings shall
                                                  -------- ----
not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

               (ix) promptly cooperate with each Registering Executive Holder and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Holdings common stock to be sold pursuant to any Registration Statement and not bearing any restrictive legends, and enable such Holdings common stock to be in such denominations and registered in such names as the managing underwriter(s), if any, may request at least two business days prior to any sale of Holdings common stock to the underwriters;

               (x) if any fact contemplated by Section 10(e)(iii)(E) shall exist, promptly prepare a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter promptly delivered to the purchasers of Holdings common stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (xi) promptly cause all Holdings common stock covered by the Registration Statement to be listed on each securities exchange, and qualified for trading on each national market system, on which similar securities issued by Holdings are then listed or qualified;

               (xii) provide a CUSIP number for all Holdings common stock included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

               (xiii) promptly enter into such reasonable agreements, and promptly take all such other reasonable actions in connection therewith, as appropriate to expedite or facilitate the disposition of such Holdings common stock;

               (xiv) promptly make available for inspection by any representative of any Registering Executive Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any such Registering Executive Holder or underwriter, all financial and other records, any pertinent corporate documents and properties of Holdings reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided that any records, information or documents that
           -------- ----
are designated by Holdings in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; and

               (xv) otherwise use its best reasonable efforts to comply with all applicable rules and regulations of the SEC and relevant state blue sky commissions, and make generally available to each Registering Executive Holder earning statements satisfying the provisions of Section 11(a) of the 1933 Act no later than forty-five (45) days after the end of any 12-month period (or ninety
(90) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which the Executive Stock of such Registering Executive Holder are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of Holdings' first fiscal quarter commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

Notwithstanding the provisions of this Section 10, Holdings shall not, however, be required to maintain the effectiveness of any Registration Statement, or to supply copies of any Prospectus, for a period beyond (i) in the case of a registration pursuant to Section 10(a), ninety (90) days and (ii) in the case of a registration pursuant to Section 10(b), one hundred and eighty (180) days, after the effective date of such Registration Statement and, at the end of such period, Holdings may deregister all (but not less than all) of the securities covered by such Registration Statement and not then sold or distributed.

          (f) Conditions to Stockholder Rights; Indemnification by Stockholder.
              ----------------------------------------------------------------
It shall be a condition of each Registering Executive Holder's rights hereunder to have Executive Stock (including, without limitation, Option Shares obtainable on exercise of vested Options) owned by it registered that:

               (i) such Registering Executive Holder shall cooperate with the Holdings in all reasonable respects by supplying information and executing documents relating to such Registering Executive Holder or the Executive Stock (including, without limitation, Option Shares obtainable on exercise of vested Options) owned by such Registering Executive Holder as reasonably requested in connection with such registration;

               (ii) such Registering Executive Holder shall enter into such reasonable undertakings and take such other reasonable actions relating to the conduct of the proposed offering which Holdings or the underwriters (if any) may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of the National Association of Securities Dealers, Inc. or otherwise to effectuate the offering; and

               (iii) such Registering Executive Holder shall execute and deliver an agreement to indemnify and hold harmless Holdings and each underwriter, if any, (as defined in the 1933 Act), and each Person, if any, who controls such underwriter within the meaning of the 1933 Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such underwriter or controlling Person may become subject under the 1933 Act or otherwise, in such manner as is customary for registrations of the type then proposed and, in any event, at least equivalent in scope to indemnities given by Holdings in connection with such registration, but only with respect to information furnished in writing by such Registering Executive Holder, in such Holder's capacity as a seller of Holdings common stock, specifically for use in the Registration Statement or Prospectus in connection with such registration and with respect to such Registering Executive Holder's failure to deliver Prospectuses as required under the 1933 Act (so long as Holdings has delivered sufficient copies of the Prospectus to such Registering Executive Holder as reasonably requested by such

Executive Holder) and only to the extent of the consideration paid for the Executive Stock sold by such Registered Executive Holder pursuant to such registration.

          (g) Registrable Securities.  Executive Stock shall cease to be
              ----------------------
eligible for registration under the provisions of this Section 10 if and when
(i) such Executive Stock shall have been disposed of pursuant to an effective registration statement under the 1933 Act, (ii) such Executive Stock shall have become eligible for resale pursuant to Rule 144(k) under the 1933 Act and Holdings shall have the issued certificates representing such Executive Stock that do not bear a restrictive legend under the 1933 Act, (iii) such Executive Stock shall have been otherwise transferred, if new certificates or other evidence of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by Holdings and subsequent disposition of such Executive Stock shall not require registration or qualification under the 1933 Act or (iv) such Executive Stock shall have ceased to be outstanding.

          (h) Indemnification by Holdings.  In the event of any registration
              ---------------------------
under the 1933 Act pursuant to this Section 10, Holdings shall promptly execute and deliver to each Registering Executive Holder an agreement to indemnify and hold harmless each Registering Executive Holder disposing of such securities and any underwriter in connection with such disposition against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such Registering Executive Holder or underwriter may become subject under the 1933 Act or otherwise, in such manner as is customary in registrations of the type then proposed.

          (i) Rule 144.  Holdings shall file the reports required to be filed by
              --------
it under the 1933 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the SEC thereunder so that the conditions of Rule 144(c) are satisfied. Promptly, upon the request of any Executive Holder, Holdings shall deliver to such Executive Holder a written statement as to whether it has complied with such requirements.

          (j) Priority.  Holdings shall not grant registration rights with
              --------
respect to any Holdings common stock that are prior in right, or superior, to the registration rights granted to Executive Holders under this Section 10 without the prior written consent of (i) the Executive or (ii) Executive Holders holding a majority (measured by value) of the Executive Stock then held by Executive Holders (including, without limitation, Option Shares obtainable on exercise of vested Options).

     11.  Notices.  Any notice, consent, demand, request or other communication
          -------
given to any Person in connection with this Agreement shall be in writing and shall be deemed to have been given to such Person (a) when delivered personally to such Person or (b) provided that a written acknowledgment of receipt is obtained, five days after being sent by prepaid certified or registered mail, or two days after being sent by a nationally recognized overnight courier, to the address (if any) specified below for such Person (or to such other address as such Person shall have specified in executing a counterpart of this Agreement or by ten days advance notice given in accordance with this Section 11) or (c), in the case of Holdings and PAC, on the first business day after it is sent by facsimile to the facsimile number set forth below (or to such other facsimile number as shall have been specified by ten days advance notice given in accordance with this Section 11), with a confirmatory copy sent by certified or registered mail or by overnight courier in accordance with this Section 11.

     If to Holdings:                            Panolam Industries Holdings, Inc.
                                                20 Progress Drive
                                                Shelton, CT  06484
                                                Attn: Secretary
                                                Facsimile #: (203) 225-0051

     If to the Executive:                       To the address of his principal residence as
                                                it appears in Holdings' records, with a copy
                                                to him (during the Term of Employment) at
                                                Holdings' principal executive office.

If to an Executive Holder other than the        The address most recently specified by the
 Executive:                                     Executive or Executive Holder in accordance
                                                with this Section 11.

If to PAC or any Carlyle Affiliate:             1001 Pennsylvania Avenue, N.W.
                                                Washington, D.C. 20004-2505
                                                Attn:  Jerome H. Powell
                                                Telecopy:  202-347-9250

                                                With copies to:
                                                Gibson, Dunn & Crutcher LLP
                                                1050 Connecticut Avenue, N.W.
                                                Washington, D.C. 20036
                                                Attn: Howard B. Adler
                                                Telecopy: 202-467-0539


     12.  Assignability; Binding Nature.
          ------------------------------

          (a) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Executive, Holdings, PAC, any Executive Holder who becomes such in accordance with this Agreement, any Carlyle Affiliate who becomes such in accordance with this Agreement, and their respective successors, heirs (in the case of an individual) and assigns.

          (b) No rights or obligations of Holdings, PAC or any Carlyle Affiliate under this Agreement may be assigned or transferred by Holdings, PAC or any Carlyle Affiliate (each a "Transferring Carlyle Entity") except that such rights
                           ---------------------------   ------
and obligations may be assigned or transferred (i) as expressly provided in this Agreement, (ii) as agreed to in writing by the

Executive or by Executive Holders holding a majority (measured by value) of the Executive Stock, or (iii) pursuant to a merger, consolidation or other combination in which the Transferring Carlyle Entity is not the continuing entity, or a sale or liquidation of all or substantially all of the business and assets of the Transferring Carlyle Entity, provided, that the assignee or
                                           --------
transferee is the successor to all or substantially all of the business and assets of the Transferring Carlyle Entity and such assignee or transferee expressly assumes the liabilities, obligations and duties of the Transferring Carlyle Entity as set forth in this Agreement. In the event of any sale of business and assets or liquidation as described in clause (iii) of the preceding sentence, the Transferring Carlyle Entity shall use commercially reasonable efforts to cause such assignee or transferee to promptly and expressly assume the liabilities, obligations and duties of the Transferring Carlyle Entity as set forth in this Agreement.

          (c) No right or obligation of any Executive Holder under this Agreement may be assigned or transferred by such Executive Holder except that
                                                                  ------ ----
such rights and obligations may be assigned or transferred (i) as expressly provided in this Agreement or (ii) as agreed to in writing by PAC, Holdings or Carlyle Affiliates that hold a majority (measured by value) of the Holdings Securities.

     13.  Representations.
          ---------------

          (a) PAC and Holdings each represent and warrant that: (i) it is fully authorized by action of its Board (and of any other Person or body whose action is required) to enter into this Agreement and to perform its obligations under it; (ii) the execution, delivery and performance of this Agreement by it does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document to which it is a party or by which it is bound; and (iii) upon the execution and delivery of this Agreement by the Executive, PAC and Holdings, this Agreement shall be a valid and binding obligation of it, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (b) The Executive represents and warrants that: (i) delivery and performance of this Agreement by him does not violate any applicable law, regulation, order, judgment or decree or any agreement to which the Executive is a party or by which he is bound; and (ii) upon the execution and delivery of this Agreement by the Executive, PAC and Holdings, this Agreement shall be the valid and binding obligation of the Executive, enforceable against him in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (c) Each Executive Option Holder (i) acknowledges that securities purchased by such holder pursuant to an exercise of an Option may not be registered under the 1933 Act (whether in reliance upon Section 4(2) of the 1933 Act, Rule 701 promulgated under the 1933 Act, or otherwise); (ii) represents that any securities purchased by such holder pursuant to an exercise of an Option shall be purchased for the account of such holder and not on behalf of others; (iii) understands and acknowledges that federal and state securities laws govern, and may restrict, such holder's right to offer, sell or otherwise dispose of any securities purchased pursuant to an exercise of an Option unless such offer, sale or other disposition is registered under the 1933 Act and state securities laws, or such offer, sale or other disposition is exempt from registration or qualification thereunder; and (iv) agrees not to offer, sell or otherwise dispose of any securities purchased by such holder pursuant to an exercise of an Option in any manner that (except as otherwise provided herein) would (x) require Holdings to file any registration statement with the SEC (or make any similar filing under state law) or (y) violate, or cause Holdings to violate, the 1933 Act, any rule or regulation promulgated thereunder, or any other state or federal law.

     14.  General Provisions.
          ------------------

          (a) Transfers in Violation of Agreement.  Any Transfer or attempted
              -----------------------------------
Transfer of any Holdings Securities by any Person in violation of any provision of this Agreement shall be void, and Holdings shall not record any such Transfer on its books or treat any purported Transferee of such Holdings Securities as the owner of such Holdings Securities or for any purpose.

          (b) Severability.  In the event that any provision or portion of this
              ------------
Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law so as to achieve the purposes of this Agreement.

          (c) Complete Agreement.  This Agreement, and the other documents
              ------------------
expressly referred to herein, contain the entire understanding and agreement among the Parties concerning the subject matter hereof and supersede all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, among them with respect thereto, including without limitation the term sheet attached as Exhibit 7.2(f) to the Stock Purchase Agreement.

          (d) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

          (e) Governing Law.  This Agreement shall be governed, construed,
              -------------
performed and enforced in accordance with its express terms, and otherwise in accordance with the laws of the State of New York, without reference to principals of conflict of laws.

          (f) Headings.  The headings of the Sections and sub-sections contained
              --------
in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

          (g) Amendment and Waiver.  No provision in this Agreement may be
              --------------------
amended unless such amendment is set forth in a written agreement that specifically refers to this Agreement. No waiver by any Person of any breach of any condition or provision contained in this Agreement shall be deemed a waiver of any similar or dissimilar condition or provision at the same or any prior or subsequent time. To be effective, any waiver must be set forth in a writing signed by the waiving Person.

          (h) Business Days.  If any time period for giving notice or taking
              -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which Holdings' principal executive office is located, the time period shall be automatically extended to the Business Day immediately following such Saturday, Sunday or holiday.

          (i) Continued Employment.  Nothing in this Agreement shall interfere
              --------------------
with or limit in any way the right of any Person to terminate the Executive's employment at any time (with or without Cause), nor confer upon the Executive any right to continue in the employ of any Person for any period of time or to continue at the Executive's present (or any other) rate of compensation.

          (j) Arbitration.  Any Claim arising out of or relating to this
              -----------
Agreement (a "Covered Claim") shall (except to the extent otherwise provided in
              -------------
Section 1 with respect to determinations of Fair Market Value) be resolved by binding confidential arbitration, to be held in New York City, in accordance with the Commercial Arbitration Rules of the American Arbitration Association and this Section 14(j). Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Holdings agrees to advance, promptly upon written request accompanied by reasonable documentation, 50% of any costs and expenses, including without limitation attorneys' fees, incurred by the Executive or any Executive Holder in connection with resolving any such Covered Claim, provided that any amounts so advanced shall be promptly
                        --------
repaid to the extent that the recipient is ultimately determined not to be entitled to be indemnified with respect to such amounts pursuant to the following sentence. Upon the final resolution of any Covered Claim, Holdings shall be required to indemnify the Executive (and any Executive Holder) for all reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred in resolving such claim, but only to the extent that the indemnified Person has prevailed on such claim.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

                             THE EXECUTIVE

                             ______________________________________
                             Robert J. Muller, Jr.


                             PANOLAM INDUSTRIES HOLDINGS, INC.

                             By:   _____________________________________
                             Name:
                             Title:


                             PANOLAM ACQUISITION COMPANY, L.L.C.

                             By:   _____________________________________
                             Name:
                             Title:

                             And, if and when Transferred in accordance with the terms of this Agreement:

                             EXECUTIVE HOLDER

                             ______________________________________
                             Name:
                             Address for Notices:


                             CARLYLE AFFILIATE

                             By:   _____________________________________
                             Name:
                             Title:
                             Address for Notices: